Supplement dated October 1, 2020
to the Prospectus of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Strategic Income Fund	May 1, 2020
Colin Lundgren, CFA, has announced that he plans to retire from Columbia Management Investment Advisers, LLC, the Fund’s investment manager, effective March 1, 2021. Until then, Mr. Lundgren will continue to serve as a Co-Portfolio Manager of the Fund. Mr. Lundgren plans to remain with Columbia Threadneedle Investments through 2021 to assist as needed.
Shareholders should retain this Supplement for future reference.
C-1522-7 A (10/20)